UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2022 (August 5, 2022)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 South Milpitas Blvd.

Milpitas, California, 95035

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW	The Nasdaq Global Market
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement

On August 8, 2022, View, Inc. (“View”), a Delaware corporation, entered into a Primary Common Stock Purchase Agreement with CF Principal Investments LLC (“CFPI”), a Delaware limited liability company, and a Standby Common Stock Purchase Agreement with YA II PN, Ltd. (“Yorkville”), a Cayman Islands exempted company (collectively, the “CSPAs”). Pursuant to the CSPAs, View may issue and sell to CFPI and Yorkville, from time to time as provided in the CSPAs, and CFPI and Yorkville shall in the aggregate purchase from View, up to the lesser of (i) $100,000,000 in aggregate gross purchase price of newly issued shares of View’s Class A common stock, par value $0.0001 per share (the “Common Stock”), and (ii) the number of shares of Common Stock representing 19.99% of the voting power or number of shares of Common Stock issued and outstanding immediately prior to the execution of the CSPAs, subject to reduction as described in the CSPAs, in each case subject to certain conditions and limitations set forth in the CSPAs.

The CSPAs also provide that View shall issue to CFPI a number of shares of Common Stock (the “Upfront Commitment Fee”) equal to (i) $1,250,000, divided by (ii) the closing price of the Common Stock on the trading day prior to the filing of the Initial Registration Statement (as defined below). The Upfront Commitment Fee is deemed to be fully earned and non-refundable as of the date of the CSPAs, regardless of whether any purchases of Common Stock are made or settled under the CSPAs or any subsequent termination of the CSPAs.

Sales of Common Stock to CFPI and Yorkville under the CSPAs, and the timing of any sales, will be determined by View from time to time in its sole discretion, and will depend on a variety of factors, including, among other things, market conditions, the trading price of View’s Common Stock and determinations by View regarding the use of proceeds of such sales. The net proceeds from any sales under the CSPAs will depend on the frequency with, and prices at, which shares of Common Stock are sold to CFPI and Yorkville. View expects to use the proceeds from any sales under the CSPAs for, among other things, working capital and general corporate purposes.

Upon the initial satisfaction of the conditions to CFPI’s and Yorkville’s obligations to purchase shares of Common Stock set forth in the CSPAs (the date of initial satisfaction of all such conditions, the “Commencement Date”), including that a registration statement registering the resale by CFPI and Yorkville of such shares of Common Stock under the Securities Act of 1933, as amended (the “Securities Act,” and such registration statement, the “Initial Registration Statement”), is declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and CFPI and Yorkville are permitted to utilize the prospectus therein to resell all of the shares included in such prospectus, View will have the right, but not the obligation, from time to time at its sole discretion until the earliest of (i) the first day of the month next following the date that is 36 months after the effective date of the Initial Registration Statement, (ii) the date on which CFPI and Yorkville shall have purchased, in the aggregate, $100,000,000 worth of shares pursuant to the CSPAs, (iii) the date on which the Common Stock shall have failed to be listed or quoted on The Nasdaq Global Market or an alternative market and (iv) the date on which View commences a voluntary bankruptcy case or any person commences a proceeding against View, a custodian is appointed for View or for all or substantially all of its property or View makes a general assignment for the benefit of its creditors, to direct CFPI and Yorkville to purchase up to a specified maximum amount of shares of Common Stock as set forth in the CSPAs by delivering written notice to CFPI or Yorkville prior to 9:00 AM, Eastern Time, on any trading day. The purchase price of the shares of Common Stock that View elects to sell to CFPI and Yorkville pursuant to the CSPAs will be 97% of the volume weighted average price of the shares of Common Stock during the applicable purchase date. Notwithstanding the foregoing, if View delivers a purchase notice for a purchase in excess of 20% of the total volume of View’s Common Stock traded during the applicable purchase period, the purchase price shall be the lower of (a) the volume weighted average price of the shares of Common Stock during the applicable purchase date and (b) the lowest sale price in any Block (defined as a trade in excess of 100,000 shares on a single trading day to a single purchaser) sold on the trading day following the delivery and acceptance of such purchase notice.

The CSPAs contain customary representations, warranties, conditions and indemnification obligations by each party. The CSPAs also provide that the representations and warranties of View (a) that are not qualified by “materiality” or “Material Adverse Effect” (as defined in the CSPAs) must be true and correct in all material respects as of the Commencement Date, except to the extent such representations and warranties are as of another date, in which case such representations and warranties must be true and correct in all material respects as of such other date, and (b) that are qualified by “materiality” or “Material Adverse Effect” (as defined in the CSPAs) must be true and correct as of the Commencement Date, except to the extent such representations and warranties are as of another date, in which case such representations and warranties must be true and correct as of such other date. The CSPAs also provide that the representations and warranties of View must be true and correct as described in (a) and (b) above as of a date within three trading days following each time View files (i) an

Annual Report on Form 10-K and certain Annual Reports on Form 10-K/A, (ii) a Quarterly Report on Form 10-Q, (iii) certain Current Reports on Form 8-K containing amended financial information and (iv) the Initial Registration Statement, any New Registration Statement (as defined in the CSPAs) or any supplement or post-effective amendment thereto, subject to certain exceptions and in any event not more than once per calendar quarter. The representations, warranties and covenants contained in the CSPAs were made only for purposes of the CSPAs and as of specific dates, are solely for the benefit of the parties to the CSPAs and are subject to certain important limitations. View has the right to terminate the CSPAs at any time after the Commencement Date upon three trading days’ prior written notice. CFPI and Yorkville have the right to terminate the CSPAs upon three trading days’ prior written notice if, among other things, a Material Adverse Effect (as defined in the CSPAs) has occurred and is continuing.

The foregoing description of the CSPAs does not purport to be complete and is qualified in its entirety by the terms and conditions of the CSPAs, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Registration Rights Agreement

On August 8, 2022, in connection with the entry into the CSPAs, View, CFPI and Yorkville entered into a Registration Rights Agreement (the “RRA”). Pursuant to the RRA, View has agreed to register the resale, pursuant to Rule 415 under the Securities Act, of the shares of Common Stock that may be sold to CFPI and Yorkville pursuant to the CSPAs, including the shares constituting the Upfront Commitment Fee.

The foregoing description of the RRA does not purport to be complete and is qualified in its entirety by the terms and conditions of the RRA, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2022, View issued a press release, a copy of which is attached hereto as Exhibit 99.1 (the “Earnings Press Release”), announcing its financial results for the quarter ended June 30, 2022, reaffirming its 2022 guidance and providing an update on financing. All of the information in the Earnings Press Release is incorporated by reference herein. All such information is being furnished rather than “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the CSPAs is incorporated by reference in this Item 3.02. The shares of Common Stock that have been or may be issued in connection with the CSPAs were not and will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2022, the Board of Directors of View, upon recommendation of the Compensation Committee, approved an amendment (the “Amendment”) to the restricted stock unit awards granted to Rao Mulpuri, Rahul Bammi, Martin Neumann Anshu Pradhan, Nitesh Trikha and Bill Krause under the 2021 Equity Incentive Plan (the “Plan”), in each case effective as of March 8, 2021, with a vesting schedule based on both time- and performance-based vesting conditions, subject to the executive’s continued employment through each applicable vesting date (collectively, the “Executive RSUs”).

The Amendment provides that, effective as of September 8, 2022, the performance-based vesting conditions applicable to the Executive RSUs shall no longer be applicable, and the awards shall continue to vest subject only to the time-based vesting conditions (i.e., twenty-five percent (25%) of each executive’s Executive RSUs will be subject to vesting on the date that is twelve (12) months after the grant date, and the remaining seventy-five percent (75%) will be subject to vesting on a monthly basis over the following thirty-six (36) months (rounded down to the nearest whole share), subject to the executive’s continued employment with View through each applicable vesting date. Any Executive RSUs that are not time-vested as of the date of the executive’s termination of employment with View shall be forfeited and returned to the Plan. Except as expressly amended by the Amendment, all the terms and conditions of the Executive RSUs shall remain in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, the form of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information disclosed under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 8.01	Other Events.

The information disclosed under Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K and certain other materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are based on current expectations, estimates, assumptions, projections, and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. View’s business is subject to a number of risks, which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2021. Such risks include, but are not limited to, (i) View’s ability to raise additional capital on acceptable terms or at all, (ii) View’s ability to maintain compliance with The Nasdaq Stock Market LLC’s (“Nasdaq”) continued listing standards and maintain the listing of its securities on Nasdaq and (iii) View’s ability to execute on its business plans, including expected revenue growth. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

Important Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities. There will be no sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. In connection with the transactions described herein, View has filed and intends to file relevant materials with the SEC. Before making any investment decision, investors and security holders of View are urged to read all relevant documents filed or that will be filed with the SEC as they become available because they will contain important information. Investors may obtain free copies of all relevant documents filed or that will be filed with the SEC by View through the website maintained by the SEC at www.sec.gov or by directing a request to View to 195 S. Milpitas Blvd., Milpitas, CA 95035, or via email at IR@View.com or at (408) 263-9200.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1+	Primary Common Stock Purchase Agreement, dated as of August 8, 2022, by and between View, Inc. and CF Principal Investments LLC

10.2+	Standby Common Stock Purchase Agreement, dated as of August 8, 2022, by and between View, Inc. and YA II PN, Ltd.

10.3+	Registration Rights Agreement, dated as of August 8, 2022, by and among View, Inc., CF Principal Investments LLC and YA II PN, Ltd.

10.4*	Form of First Amendment to the Notice of Restricted Stock Unit Grant and Restricted Stock Unit Agreement under the View, Inc. 2021 Equity Incentive Plan (Executive RSUs)

99.1	Press Release, dated August 8, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

*	Denotes a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
Name:	Bill Krause
Title:	Chief Legal Officer

Dated: August 8, 2022